SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                   Form 8-K/A
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Commission file number 1-10308

                                  ------------


                       September 17, 1998 (August 27, 1998)
               (Date of Report (date of earliest event reported))


                               Cendant Corporation
             (Exact name of Registrant as specified in its charter)


           Delaware                                              06-0918165
(State or Other Jurisdiction of                                 (IRS Employer
Incorporation or Organization)                               Identification No.)

         6 Sylvan Way,
    Parsippany, New Jersey                                           07054
(Address of Principal Executive Office)                           (Zip Code)


                                 (973) 428-9700
              (Registrant's telephone number, including area code)



                                      None
       (Former name, former address and former fiscal year, if applicable)

Item 5.   Other

Appendix to the Report of the Audit Committee. This Current Report on Form 8-K/A amends the Company's Current Report on Form 8-K dated August 28, 1998 to reference the filing of the Appendix to the Report of the Audit Committee of the Board of Directors of Cendant Corporation as an exhibit. Such exhibit has been filed in paper on Form SE pursuant to a continuing hardship exemption. Such exhibit can be inspected and copied at prescribed rates at the public reference facilities maintained by the Securities and Exchange Commission (the
"Commission") at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following regional offices of the Commission: Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, IL 60661 and 7 World Trade Center, 13th Floor, New York, New York 10048.

Record Date for Annual. The record date for the 1998 Annual meeting to be held on October 30, 1998 is September 25, 1998, not September 28, 1998 which was previously announced by the Company.

Item 7.   Exhibits

Exhibit
   No.    Description


99.6 Appendix to the Report to the Audit Committee of the Board of Directors of Cendant Corporation.*

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*In accordance  with Rule 202 of Regulation  S-T, this exhibit is being filed in paper pursuant to a continuing hardship exemption.

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          CENDANT CORPORATION



                                          By:       /s/ James E. Buckman
                                                 James E. Buckman
                                                 Senior Executive Vice President
                                                 and General Counsel



Date: September 17, 1998

                               CENDANT CORPORATION
                          CURRENT REPORT ON FORM 8-K/A
                Report Dated September 17, 1998 (August 27, 1998)


                                  EXHIBIT INDEX


Exhibit No.       Description

99.6 Appendix to the Report to the Audit Committee of the Board of Directors of Cendant Corporation.*

----------------
*In accordance with Rule 202 of Regulation S-T, this exhibit is being filed in paper pursuant to a continuing hardship exemption.